Supplement dated November 14, 2016
to the Statement of Additional Information (SAI), as supplemented, dated June 21, 2016, for the following funds (each a Fund and together the Funds):
Fund
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio (VP) - Mid Cap Growth Fund
Variable Portfolio (VP) - NFJ Dividend Value Fund
Variable Portfolio (VP) - Partners Small Cap Growth Fund
Effective immediately, Palisade Capital Management, LLC no longer serves as a subadviser to VP - Partners Small Cap Growth Fund and Kennedy Capital Management, Inc. assumes day-to-day management of a portion of the Fund’s portfolio.
Also effective immediately, NFJ Investment Group LLC no longer serves as the subadviser to VP - NFJ Dividend Value Fund and T. Rowe Price Associates, Inc. assumes day-to-day management of the Fund’s portfolio. Additionally, the Fund’s name is changed to Variable Portfolio (VP) – T. Rowe Price Large Cap Value Fund. Accordingly, all references in the SAI to VP – NFJ Dividend Value Fund are hereby deleted and replaced with VP – T. Rowe Price Large Cap Value Fund. Throughout this supplement the Fund is referred to as VP – T. Rowe Price Large Cap Value Fund.
Additionally, effective immediately, the changes described in this supplement are hereby made to the SAI.
The information under the heading "Glossary" in the "SAI Primer" section of the SAI is hereby revised to include the following terms:
Kennedy	Kennedy Capital Management, Inc.
T. Rowe Price	T. Rowe Price Associates, Inc.
The rest of the section remains the same.
The information for VP - T. Rowe Price Large Cap Value Fund and VP - Partners Small Cap Growth Fund in the "Subadvisers and Subadvisory Agreement Fee Schedules" table under the subsection "The Investment Manager and Subadvisers – Subadvisory Agreements" in the "Investment Management and Other Services" section of the SAI is hereby superseded and replaced with the following:
Fund	Subadviser	Parent Company/Other Information	Fee Schedule
VP – Partners Small Cap Growth Fund	Kennedy (effective Nov. 14, 2016)	U	0.50% on the first $100 million, reducing to 0.45% thereafter
	The London Company (effective May 10, 2010)	V	0.45% on all asset levels
	WellsCap (effective May 10, 2010)	M	0.48% on all asset levels
VP – T. Rowe Price Large Cap Value Fund	T. Rowe Price (effective November 14, 2016)	K	0.50% on the first $50 million, reducing to 0.275% on all assets as asset levels increase
K – T. Rowe Price, which is located at 100 East Pratt Street, Baltimore, Maryland 21202, is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Group, Inc. was formed in 2000 as a holding company for the T. Rowe Price-affiliated companies.
U – Kennedy, which is located at 10829 Olive Boulevard, St. Louis, Missouri 63141, is an independent, employee and director-owned advisory firm. Kennedy was organized in 1980 and provides investment management services on a discretionary basis for investment companies, pooled investment vehicles, institutional and individual clients.
S-6466-278 A (11/16)

The information for VP- T. Rowe Price Large Cap Value Fund and VP - Partners Small Cap Growth Fund under the subsection "The Investment Manager and Subadvisers - Portfolio Managers" in the "Investment Management and Other Services" section of the SAI is hereby superseded and replaced with the following:
Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and type of account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
VP – Partners Small Cap Growth Fund	Kennedy: John Rackers(e)	37 other accounts	$114.16 million	None	Kennedy	Kennedy
	The London Company: Stephen M. Goddard	5 RICs 606 other accounts	$2.71 billion $7.74 billion	2 other accounts ($6.90 M)	The London Company	The London Company
	Jonathan T. Moody			None
	J. Brian Campbell			None
	Mark E. DeVaul			None
	WellsCap: Thomas C. Ognar	8 RICs 7 PIVs 77 other accounts	$16.79 billion $2.16 billion $2.79 billion	2 other accounts ($329.92 M)	WellsCap	WellsCap
Joseph M. Eberhardy
Bruce C. Olson
VP – T. Rowe Price Large Cap Value Fund	T. Rowe Price: Heather McPherson(e)	4 RICs 2 PIVs 25 other accounts	$7.88 billion $1.38 billion $4.24 billion	None	T. Rowe Price	T. Rowe Price
	Mark Finn(e)	7 RICs 5 PIVs 30 other accounts	$35.65 billion $9.94 billion $5.29 billion
	John Linehan(e)	14 RICs 5 PIVs 32 other accounts	$38.43 billion $7.64 billion $5.92 billion
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(e)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of September 30, 2016.
The subsection "Potential Conflicts of Interest" in the "Investment Management and Other Services" section of the SAI is hereby revised to include the following:
Kennedy: John Rackers manages separate accounts in Kennedy’s Small Cap Fundamental Growth, Mid Cap Growth and SMID Cap Growth strategies. In addition to the Fund, Mr. Rackers gives advice and takes action with respect to the other client accounts managed or for the accounts of Kennedy or its officers, directors, employees or affiliates (“Affiliated Persons”) which may differ from the advice given or the timing or nature of action taken with respect to the Fund. Certain conflicts may arise as the result of an account’s size, client-imposed restrictions or fee schedule. Investment opportunities are allocated fairly among clients within each strategy managed by Mr. Rackers pursuant to Kennedy’s internal policies and procedures, which also extends to its brokerage practices.
T. Rowe Price: Portfolio managers at T. Rowe Price and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.
S-6466-278 A (11/16)

The T. Rowe Price Funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.
The subsection "Structure of Compensation" in the "Investment Management and Other Services" section of the SAI is hereby revised to include the following:
Kennedy: Kennedy’s compensation structure is designed to directly tie investment professionals to the performance of client portfolios and thus to align Kennedy’s employees’ interests with those of clients. Kennedy believes that its measures are highly objective and significantly driven by the performance contribution attributable to each investment professional.
Portfolio manager compensation begins with a base salary and is typically augmented by both quarterly and annual bonuses. Quarterly investment performance bonuses are generally based upon the returns generated for client accounts relative to one or more identified benchmarks on a trailing one-year basis, and also relative to industry peers on a rolling three-year basis. Other forms of variable compensation, including annual bonuses, are typically based on the achievement of certain goals (such as assets under management and investment performance) as well as subjective scoring.
T. Rowe Price: Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grant. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.
The rest of the section remains the same.
S-6466-278 A (11/16)

The information for VP - Mid Cap Growth Fund in the "Total Brokerage Commissions" table under the subsection "Brokerage Commissions - Aggregate Brokerage Commissions Paid by the Funds" in the "Brokerage Allocation and Related Practices" section of the SAI is hereby superseded and replaced with the following:
	Total Brokerage Commissions
Fund	2015	2014	2013
For Funds with fiscal period ending December 31
VP – Mid Cap Growth Fund	$349,370	$475,050	$718,652
The information for VP - Mid Cap Growth Fund in the "Brokerage Directed for Research" table under the subsection "Directed Brokerage" in the "Brokerage Allocation and Related Practices" section of the SAI is hereby superseded and replaced with the following:
	Brokerage directed for research
Fund	Amount of Transactions	Amount of Commissions Imputed or Paid
For Funds with fiscal period ending December 31
VP – Mid Cap Growth Fund	$150,146,856	$78,527
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-278 A (11/16)
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